                                                                    EXHIBIT (21)

                             SUBSIDIARIES OF THE COMPANY

    PacifiCorp Holdings, Inc., a wholly-owned subsidiary of the Company and a Delaware corporation, has the following subsidiaries:

                                                      Approximate
                                                       Percentage         State or
                                                       of Voting       Jurisdiction of
                                                      Securities      Incorporation or
Name of Subsidiary                                      Owned           Organization
------------------                                    -----------     ----------------
PACE GROUP, Inc. . . . . . . . . . . . . . . . .        100%         Oregon
PacifiCorp Energy, Inc.. . . . . . . . . . . . .        100%         Oregon
PacifiCorp Financial Services, Inc.. . . . . . .        100%         Oregon
 Pacific Harbor Capital, Inc.. . . . . . . . . .        100%         Delaware
 Pacific Relocation Service Company. . . . . . .        100%         Oregon
 PacifiCorp Capital, Inc.. . . . . . . . . . . .        100%         Virginia
 PacifiCorp Credit, Inc. . . . . . . . . . . . .        100%         Oregon
Pacific Generation Company . . . . . . . . . . .        100%         Oregon
 Energy National, Inc. . . . . . . . . . . . . .        100%         Utah
 ONSITE Energy, Inc. . . . . . . . . . . . . . .        100%         Oregon
PacifiCorp Kentucky Energy Company . . . . . . .        100%         Oregon
PacifiCorp Power Marketing, Inc. . . . . . . . .        100%         Oregon
Pacific Telecom, Inc.. . . . . . . . . . . . . .        100%         Washington
PacifiCorp Trans, Inc. . . . . . . . . . . . . .        100%         Oregon
Pan Pacific Global Corporation . . . . . . . . .        100%         Oregon
 PacifiCorp Australia LLC. . . . . . . . . . . .         80%*        Oregon
    PacifiCorp Australia Pty. Ltd. . . . . . . .        100%         Australia
      Powercor Australia Limited . . . . . . . .        100%         Australia
 Hazelwood Australia, Inc. . . . . . . . . . . .        100%**       Oregon

__________
 *Remaining 20% owned by another wholly owned subsidiary of PacifiCorp Holdings, Inc.
**Owns 19.9% interest in Hazelwood Power Partnership indirectly through two wholly owned subsidiaries.


    Pacific Telecom, Inc., a 100% owned subsidiary of PacifiCorp Holdings, Inc., and a Washington corporation, has the following subsidiaries:

                                                     Approximate
                                                     Percentage          State or
                                                     of Voting        Jurisdiction of
                                                     Securities       Incorporation or
Name of Subsidiary                                     Owned            Organization
------------------                                   -----------      ----------------
Cascade Autovon Company. . . . . . . . . . . . .        100%         Washington
Eagle Telecommunications, Inc./Colorado. . . . .        100%         Colorado
Eagle Valley Communications Corporation. . . . .        100%         Colorado
Gem State Utilities Corporation. . . . . . . . .         96%         Idaho


                                                     Approximate
                                                     Percentage          State or
                                                      of Voting        Jurisdiction of
                                                     Securities       Incorporation or
Name of Subsidiary                                     Owned            Organization
------------------                                   -----------      ----------------
Inter Island Telephone Company, Inc. . . . . . .        100%         Washington
International Communications Holdings, Inc.. . .        100%         Delaware
MUI Corp.. . . . . . . . . . . . . . . . . . . .        100%         Oregon
Northland Telephone Company. . . . . . . . . . .        100%         Minnesota
North-West Telephone Company . . . . . . . . . .        100%         Wisconsin
Northwestern Telephone Systems, Inc. . . . . . .         99%         Oregon
Pacific Telecom Cable, Inc.. . . . . . . . . . .         80%         Delaware
Pacific Telecom Cellular, Inc. . . . . . . . . .        100%         Delaware
 Pacific Telecom Cellular of Alaska, Inc.. . . .        100%         Alaska
 Pacific Telecom Cellular of Michigan, Inc.. . .        100%         Michigan
 Pacific Telecom Cellular of Oregon, Inc.. . . .        100%         Oregon
 Pacific Telecom Cellular of South Dakota, Inc..        100%         South Dakota
 Pacific Telecom Cellular of Washington, Inc.  .        100%         Washington
 Pacific Telecom Cellular of Wisconsin, Inc. . .        100%         Wisconsin
Pacific Telecom Service Company. . . . . . . . .        100%         Washington
Pacific Telecom Transmission Services, Inc.. . .        100%         Oregon
PTI Entertainment, Inc.. . . . . . . . . . . . .        100%         Washington
PTI Televideo, Inc.. . . . . . . . . . . . . . .        100%         Wisconsin
Postville Telephone Company. . . . . . . . . . .        100%         Wisconsin
Telephone Utilities, Inc.. . . . . . . . . . . .        100%         Washington
Telephone Utilities of Alaska, Inc.. . . . . . .        100%         Alaska
Telephone Utilities of Eastern Oregon, Inc.. . .        100%         Oregon
Telephone Utilities of Northland, Inc. . . . . .        100%         Alaska
Telephone Utilities of Oregon, Inc.. . . . . . .        100%         Oregon
Telephone Utilities of Washington, Inc.. . . . .        100%         Washington
Telephone Utilities of Wyoming, Inc. . . . . . .        100%         Wyoming
WORLDVOX CORPORATION . . . . . . . . . . . . . .        100%         Oregon

    The Company also has the following subsidiaries:


                                                     Approximate
                                                     Percentage          State or
                                                     of Voting        Jurisdiction of
                                                     Securities       Incorporation or
Name of Subsidiary                                     Owned            Organization
------------------                                   -----------      ----------------
Centralia Mining Company . . . . . . . . . . . .        100%         Washington
Energy West Mining Company . . . . . . . . . . .        100%         Utah
Glenrock Coal Company. . . . . . . . . . . . . .        100%         Wyoming
Interwest Mining Company . . . . . . . . . . . .        100%         Oregon
Pacific Minerals, Inc. . . . . . . . . . . . . .        100%         Wyoming
  Bridger Coal Company, a joint venture. . . . .      66.67%         Wyoming


                                      S-4